SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

Delaware Investments Dividend and Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

PROXY MATERIALS

Delaware Investments Dividend and Income Fund, Inc.

Dear Shareholder:

     I am writing to inform you that a special meeting of shareholders (the “Meeting”) of Delaware Investments Dividend and Income Fund, Inc. (the “Fund”) will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 on November 17, 2010 at 4:00 p.m., Eastern time. The purpose of the Meeting is to vote on an important proposal that affects the Fund and your investment in the Fund. As a shareholder, you have the opportunity to voice your opinion on a matter that affects the Fund. This package contains information about the proposal and the materials to use when voting by mail, telephone, or through the Internet.

     Please read the enclosed materials and cast your vote on the proxy card(s), by telephone, or via the Internet. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

     The proposal has been carefully reviewed by the Fund’s Board of Directors. The Directors, all but one of whom are not affiliated with Delaware Investments, are responsible for protecting your interests as a shareholder. The Directors believe this proposal is in the best interests of the Fund and its shareholders.

The Board of Directors recommends that you vote FOR the proposal.

     The enclosed Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed Proxy Statement.

     Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it (them) in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the Web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

     If you have any questions before you vote, please call the Altman Group (“Altman”), the Fund’s proxy solicitor, at 1-877-536-1563. Altman will help you get your vote in quickly. You may also receive a telephone call from Altman reminding you to vote your shares. Thank you for your participation in this important initiative.

Sincerely,

Patrick P. Coyne
Chairman

September 3, 2010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
DELAWARE INVESTMENTS DIVIDEND AND INCOME
FUND, INC. TO BE HELD ON NOVEMBER 17, 2010

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 17, 2010: this proxy statement is available at
www.delawareinvestments.com/CEproxy.

To the Shareholders of Delaware Investments Dividend and Income Fund, Inc. (the “Fund”):

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of the Fund, a closed-end registered investment company, will be held at the offices of Stradley Ronon Stevens & Young, LLP, located at One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 on Wednesday, November 17, 2010 at 4:00 p.m., Eastern time. The purpose of the Meeting is:

1.	To amend the Fund’s tender offer provision to state that the Fund may conduct a tender offer, based on certain conditions, if its market price per share is trading at an average discount of 10% or more from its net asset value per share during a pre-designated period set by the Board of Directors; and
2.	To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

     Shareholders of record of the Fund as of the close of business on August 25, 2010 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card(s) by mail in the enclosed postage-paid envelope provided, or by voting by telephone or over the Internet. Please vote and send in your proxy card(s) promptly to avoid the need for further mailings. Your vote is important.

By order of the Board of Directors,

Patrick P. Coyne
Chairman

September 3, 2010

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

PROXY STATEMENT

TABLE OF CONTENTS

Page
THE PROPOSAL: TO AMEND THE FUND’S TENDER OFFER
PROVISION TO STATE THAT THE FUND MAY CONDUCT A
TENDER OFFER, BASED ON CERTAIN CONDITIONS, IF ITS
MARKET PRICE PER SHARE IS TRADING AT AN AVERAGE
DISCOUNT OF 10% OR MORE FROM ITS NET ASSET VALUE
PER SHARE DURING A PRE-DESIGNATED PERIOD SET BY
THE BOARD OF DIRECTORS	2

VOTING AND MEETING INFORMATION	7
General Voting Information	7
Quorum	7
Required Vote	8
Abstentions and Broker Non-Votes	8
Proxy Solicitation	8
Expenses of the Proposal	8
Shareholder Proposals	9

OTHER INFORMATION	9

EXHIBIT A—OUTSTANDING SHARES OF THE FUND AS OF
THE RECORD DATE (AUGUST 25, 2010)	A - 1

EXHIBIT B—SHAREHOLDERS OWNING 5% OR MORE OF THE FUND	B - 1

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF DELAWARE
INVESTMENTS DIVIDEND AND INCOME FUND, INC. TO BE HELD
ON WEDNESDAY, NOVEMBER 17, 2010

     This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a special meeting of shareholders (the “Meeting”) of Delaware Investments Dividend and Income Fund, Inc. (the “Fund”). The Meeting was called by the Fund’s Board of Directors (the “Board”) to vote to approve an amendment to certain conditions under which the Fund will conduct a tender offer (the “Proposal”). While the Board has the authority to amend these conditions without the approval of shareholders, the Board ultimately concluded that shareholder solicitation is appropriate given the potential importance of the proposed change to shareholders.

     The Fund’s principal executive office is 2005 Market Street, Philadelphia, Pennsylvania 19103. The Fund is organized as a Maryland corporation and is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s shares trade on the New York Stock Exchange under the symbol DDF.

     The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP located at One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 on Wednesday, November 17, 2010, at 4:00 p.m., Eastern time. Only Fund shareholders will be admitted to the Meeting. It is expected that this Proxy Statement and the accompanying proxy card(s) (“Proxy Card”) will be first mailed to shareholders on or about September 8, 2010.

     This Proxy Statement gives you information about the terms of the Proposal and other matters that you should know before voting.

     Copies of the Fund’s most recent Annual Report and Semi-Annual Report, including financial statements, have previously been delivered to shareholders. Copies of these reports are available upon request, at no charge, by writing the Fund at its principal executive office at the address set forth above or by calling 1-800-523-1918. Additionally, copies of these reports are also available free of charge through the Fund’s Web site at www.delawareinvestments.com.

THE PROPOSAL: TO AMEND THE FUND’S TENDER OFFER PROVISION
TO STATE THAT THE FUND MAY CONDUCT A TENDER OFFER, BASED
ON CERTAIN CONDITIONS, IF ITS MARKET PRICE PER SHARE IS
TRADING AT AN AVERAGE DISCOUNT OF 10% OR MORE FROM ITS
NET ASSET VALUE PER SHARE DURING A PRE-DESIGNATED PERIOD
SET BY THE BOARD OF DIRECTORS

     The Board requests that you vote to approve an amendment to the conditions under which the Fund will conduct tender offers. Under these new conditions, the Fund will normally conduct a tender offer if its market price per share is trading at an average discount of 10% or more from its net asset value per share (“NAV”) on the last trading day of each week during a twelve-week period (the “Measurement Period”). The Measurement Period must be designated by the Board no later than the end of the first calendar quarter each year and must end on a date in the second calendar quarter.

     The Fund is a closed-end registered management investment company. Closed-end funds have a fixed number of shares outstanding. Following an initial public offering, a closed-end fund’s shares are traded at a market price on an exchange between investors and they are not redeemable at the option of shareholders. The market price for shares of a closed-end fund is based on, among other things, the relative demand for and supply of shares in the market, the fund’s investment performance, the fund’s dividends and yields, and investor perception of the fund’s overall attractiveness as an investment compared with other investment alternatives. The market price per share of a closed-end fund’s shares may be above (at a premium to) or below (at a discount to) its NAV per share. Shares of closed-end funds have in the past frequently traded at discounts to their NAV. In recognition of the possibility that the Fund’s shares might trade at a discount to NAV, the Fund’s Board determined that the Fund would conduct tender offers under certain conditions.

     As noted above, you are being asked to approve an amendment to certain conditions under which the Fund will conduct a tender offer. Under the Proposal, the Fund would conduct a tender offer when, under certain conditions, its market price per share is trading at an average discount of 10% or more from its NAV per share on the last trading day of each week during the Measurement Period. The Fund’s Board has currently committed to conduct a tender offer for shares during the second quarter of each calendar year unless, during the period of twelve calendar weeks prior to the second quarter, shares of the Fund have traded on the principal securities exchanges where listed at an average discount from NAV of less than 3%, or at an average premium. The Measurement Period must be designated by the Board no later than the end of the first calendar quarter. The discount or premium will be

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determined as of the last trading day in each week during the Measurement Period. Since the Fund’s organization in 1993, the Fund has conducted six tender offers, including tender offers in 2000, 2005, 2006, 2007, 2008, and 2009.

     The Board continues to believe that tender offers, under certain circumstances, are in the best interests of the Fund and its shareholders, since tender offers provide shareholders an opportunity to redeem a portion of their shares at or near NAV and may temporarily reduce the Fund’s discount. The Board believes, however, that the interests of shareholders would be better served if the conditions under which tender offers were conducted are amended so that tender offers will be conducted if, during the period of twelve calendar weeks prior to a date in the second quarter designated by the Board, shares have traded on the principal securities exchanges where listed at an average discount from NAV of more than 10%, as of the last trading day in each week during the Measurement Period.

     Under both the current policy and the new policy, the Board determines the percentage of outstanding shares that will be redeemed in connection with a tender offer, and whether the tender offer will be at NAV plus a small fee or at a percentage of NAV. Additionally, under both policies, the Fund would not accept tenders or effect repurchases if: (1) such transactions, if consummated, would (a) result in delisting of the Fund’s shares from the New York Stock Exchange (“NYSE”) (for example, if the Fund’s capitalization would fall below the minimum threshold for continued listing); (b) impair the Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended; or (c) result in a failure to comply with the applicable asset coverage requirements in the event any senior securities are issued and outstanding (including those required by rating agencies or lenders, if any); (2) the amount of shares tendered would require liquidation of such a substantial portion of the Fund’s portfolio securities that the Fund would not be able to liquidate portfolio securities in an orderly manner in light of the existing market conditions or such liquidation would have an adverse effect on the NAV of the Fund to the detriment of non-tendering shareholders; (3) there is any (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise adversely affecting the Fund that, in the Board’s judgment, would be material to the Fund; (b) suspension of or limitation on prices for trading securities generally on the NYSE or other national securities exchange(s), or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) National Market System; (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State; (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions; (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States; or (f) other event or condition

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that, in the Board’s judgment, would have a material adverse effect on the Fund or its shareholders if tendered shares were purchased; or (4) the Board determines that effecting any such transaction would constitute a breach of their fiduciary duty owed to the Fund or its shareholders. The Board may modify these exceptions in light of experience.

     As discussed, the Board has the authority to amend the Proposal without the approval of shareholders; however, the Board has concluded that shareholder solicitation is appropriate given the potential importance of the proposed change to shareholders. If shareholders approve the Proposal, the Board retains its authority to amend the Proposal in the future without shareholder approval.

     The Board believes the proposed change in the Fund’s tender offer “trigger” from 3% to 10% is in the best interests of the Fund and its shareholders for a number of reasons including, but not limited to, the following:
  The increased trigger is more in line with a significant discount. The Board believes that the purpose of a trigger provision should be to provide shareholders with the ability to exit the Fund through a tender offer at or near NAV in the event of a significant discount. Under the current 3% trigger, tender offers may be conducted at times when the discount is relatively less significant, which is inconsistent with the Board’s belief that tender offers should be designed to protect shareholders from significantly higher discounts. The Board believes a discount to NAV of 10% is sufficiently high to justify a tender offer for this Fund, and, therefore, believes the Fund’s current 3% trigger should be raised.

  The increased trigger will bring the Fund more in line with other closed-end funds. Based on a review by Delaware Investments of publicly available documentation, it appears that only 84 of 630 (or 13%) of closed-end funds have a specific tender offer trigger. Of the 84 closed-end funds with a tender offer trigger, 55 have a tender offer trigger level of 10%. Additionally, many of the closed-end funds with a tender offer trigger established the trigger before 2000. The Fund’s management (“Management”) believes shareholders should be aware that the majority of closed-end funds do not have any stated discount triggers under which to conduct a tender offer. Management is aware of only 3 other closed-end funds with a 3% tender offer trigger, one of which is Delaware Investments Global Dividend and Income Fund, Inc. (NYSE: DGF), which has the same Board and investment adviser as the Fund. An increase in the Fund’s current tender offer trigger from 3% to 10% would therefore bring the Fund more in line with the industry.
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  The increased trigger will reduce costs for shareholders and provide other benefits to shareholders. The Board believes that approval of the new tender offer trigger would likely lead to less tender offers, which would reduce Fund costs and potentially increase shareholder income. At the current tender offer trigger level of 3%, the Fund is required to engage in costly tender offers more frequently than most of its competitors, which puts it at a competitive disadvantage. Successive tender offers may increase expense ratios due to the reduction of Fund assets over which expenses may be borne. In addition, successive tender offers may increase tax liabilities if the Fund’s sale of securities to raise cash for the tender offer generates capital gains. The proposed higher trigger threshold may lead to fewer tender offers, which may help reduce these costs. In addition, fewer tender offers may help to protect the Fund’s current distribution rate by avoiding the rise in expense ratios that tends to accompany a decrease in assets, which could disproportionately reduce the Fund’s distributable income per share.

  The increased trigger may help increase investment performance. As noted, frequent tender offers tend to reduce Fund assets, which may result in less investment flexibility for the Fund and adversely affect the Fund’s investment performance. Furthermore, in order to raise cash for the settlement of tender offers, the Fund may be required to sell portfolio securities at inopportune times or for prices other than current market values, which also may adversely affect the Fund’s investment performance. Fewer tender offers by the Fund would help ensure that the Fund maintains the diversification of its portfolio necessary to meet its investment objectives.
     There can be no assurance that any future tender offer will reduce or eliminate any discount between market price and the NAV of the Fund’s shares. Based on the Fund’s experience, any such reduction in the discount during a tender offer is temporary at best. Accordingly, the Fund, the Board and Management do not expect that changing the tender offer trigger will have any long-term effect on the Fund’s discount, either positively or negatively. Furthermore, while it is probable that the change to the tender offer trigger will lead to fewer tender offer opportunities, there can be no assurance that the Proposal will reduce the number of tender offers conducted by the Fund. Nonetheless, the Board believes at this time that the interests of shareholders would best be served by approval of the change in the tender offer trigger to continue providing shareholders with the ability to tender their shares at or near NAV in the presence of significant discounts.

5

     Required Vote. All shareholders of the Fund vote together to approve the Proposal. Provided that a quorum is present at the Meeting, either in person or by proxy, the Proposal shall be effective and valid if authorized by the affirmative vote of a majority of shares entitled to vote as of the Record Date.

     If shareholders approve the Proposal, the proposed change to the tender offer trigger is anticipated to take effect during the first two calendar quarters of 2011. If shareholders do not approve the Proposal, the original tender offer trigger will remain unchanged and in effect.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
YOU VOTE “FOR” THE PROPOSAL

6

VOTING AND MEETING INFORMATION

     General Voting Information. You may provide proxy instructions by returning the enclosed Proxy Card by mail in the enclosed envelope. The persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted “FOR” the Proposal in accordance with the recommendation of the Board. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker and present it at the Meeting. You may revoke your proxy at any time before the Meeting (i) by notifying the Fund in writing at c/o Delaware Investments 2005 Market Street, Philadelphia, PA 19103; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy.

     Only the Fund’s shareholders of record at the close of business on August 25, 2010 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting on the Proposal described in this Proxy Statement. Each shareholder may cast one vote for each full share, and a partial vote for each partial share, of the Fund that they owned on the Record Date. Exhibit A shows the number of shares of the Fund that were outstanding on the Record Date and Exhibit B lists the shareholders who owned 5% or more of the Fund on that date. As of the Record Date, the Fund’s officers and Directors, as a group, owned less than 1% of the outstanding voting securities of the Fund. This Proxy Statement and the accompanying Proxy Card(s) are expected to be first mailed to shareholders on or about September 8, 2010.

     Quorum. A “Quorum” is the minimum number of share that must be present in order to conduct the Meeting. A Quorum for the Fund means the presence in person or by proxy of the holders of a majority of the Fund’s outstanding shares entitled to vote at the Meeting. Abstentions and broker non-votes, if any, will be included for purposes of determining whether a Quorum is present at the Meeting. In the absence of a Quorum no business shall be transacted, except that the shareholders present in person or by proxy and entitled to vote at the Meeting shall have the power to adjourn the Meeting by the affirmative vote of a majority of the votes cast by those shareholders present in person or by proxy, or by the chairperson of the Meeting. Additionally, even if a Quorum is present, in the event that sufficient votes are not received consistent with the Board’s recommendation regarding the

7

Proposal, the persons named as proxies on the Proxy Card(s) may vote their proxies (including proxies marked “against” or “abstain”) in favor of one or more proposed adjournments of the Meeting to permit further solicitation of proxies, provided the persons named as proxy determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the Proposal, the percentage of votes then cast, the percentage of “against” votes then cast, the nature of the proposed solicitation activities and the reasons for such further solicitation. Therefore, please be advised that if you return your proxy card and vote against the Proposal, it is possible that your proxy will be voted in favor of an adjournment. The Meeting may be adjourned without other notice than announcement at the Meeting, until such Quorum or vote is obtained, to a date not more than 120 days after the original record date.

     Required Vote. All shareholders of the Fund vote together on the Proposal. The Proposal shall be effective and valid if authorized by the affirmative vote of a majority of shares entitled to vote as of the Record Date.

     Abstentions and Broker Non-Votes. In the event that the Fund receives abstentions, they will be included for purposes of determining whether a Quorum is present for the Fund at the Meeting. So long as they are entitled to be cast, they will be treated as shares present at the Meeting and will have the same effect as a vote “against” the Proposal. Because there is only a single, non-discretionary Proposal on the Agenda, the Fund does not anticipate receiving any broker non-votes.

     Proxy Solicitation. This proxy solicitation is being made by the Board for use at the Meeting. The cost of this proxy solicitation will be shared as set forth below. This proxy solicitation is being made primarily by mail, but may also be made by officers or employees of the Fund or its investment manager or affiliates, without extra pay, through advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Fund will request broker-dealer firms and custodians to forward proxy materials to their beneficial owners. The Fund has also retained the services of the Altman Group (“Altman”), a professional proxy solicitation firm, to assist it in soliciting proxies.

     Expenses of the Proposal. The costs of the Proposal, including the costs of preparing proxy solicitation materials and soliciting proxies in connection with the Meeting, will be borne equally by the Fund and Delaware Management Company (“DMC”). As noted above, the Fund has engaged Altman to solicit proxies from brokers, banks, other institutional shareholders and individual shareholders at an anticipated cost of approximately $38,000. Fees and expenses may be greater depending on the effort necessary to obtain shareholders votes. Additionally, the Fund may reimburse broker-dealer firms and custodians for their reasonable expenses incurred in connection with such proxy solicitation.

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     Shareholder Proposals. Instructions for submission of shareholder proposals for the Fund’s 2011 annual meeting of shareholders were included in the Fund’s proxy statement for its 2010 Annual Meeting of Shareholders, which is available on the Web site of the U.S. Securities and Exchange Commission at www.sec.gov.

OTHER INFORMATION

     Investment Adviser. DMC, a series of Delaware Management Business Trust, 2005 Market Street, Philadelphia, PA 19103, serves as investment adviser to the Fund.

     Registrar and Stock Transfer Agent. The Bank of New York Mellon Shareowner Services, 480 Washington Boulevard, Jersey City, NJ 07310, serves as the Fund’s registrar and stock transfer agent.

     Administrator. Delaware Service Company, Inc., 2005 Market St., Philadelphia, PA 19103, an affiliate of DMC, performs administrative and fund accounting oversight services for the Fund.

     Fund Reports. The Fund’s most recent Annual Report and Semi-Annual Report were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing the Fund c/o Delaware Investments, 2005 Market Street, Philadelphia, PA 19103, or by calling toll-free 1-800-523-1918. Additionally, copies of these reports are also available free of charge through the Fund’s Web site at www.delawareinvestments.com.

     Householding. Unless you have instructed the Fund not to do so, only one copy of this proxy solicitation will be mailed to multiple Fund shareholders of record who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund c/o Delaware Investments, 2005 Market Street, Philadelphia, PA 19103 or call toll-free 1-800-523-1918. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund c/o Delaware Investments, 2005 Market Street, Philadelphia, PA 19103 or call toll-free 1-800-523-1918.

9

EXHIBIT A—OUTSTANDING SHARES OF THE FUND AS OF THE
RECORD DATE (AUGUST 25, 2010)

Delaware Investments Dividend and Income Fund, Inc.	9,439,042.1587

A-1

EXHIBIT B—SHAREHOLDERS OWNING 5% OR MORE OF THE FUND

     The following account(s) held of record 5% or more of the outstanding shares of the Fund listed below as of August 25, 2010. Management does not have knowledge of beneficial owners.

		Percent of
	Number of	Outstanding
Name and Address	Shares	Shares
CEDE & CO
P.O. BOX 20
BOWLING GREEN STATION
NEW YORK, NY 10274	9,240,346.7141	97.89

B-1

PROXY CARD FOR

Delaware Investments Dividend and Income Fund, Inc.

Proxy for A Special Meeting of Shareholders – November 17, 2010
This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Deidre A. Downes, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the special meeting of shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, Once Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Thursday, November 17, 2010 at 4:00 p.m. Eastern time, or at any postponements or adjustments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse of this proxy card. Please refer to the proxy statement for a discussion of these matters.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-536-1563. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 17, 2010: The proxy statement for this meeting is available at: www.delawareinvestments.com/CEproxy

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please review the proxy materials and then see the instructions below if you wish to vote by PHONE (live proxy representative or touch-tone phone), by MAIL or via the INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE:	To cast your vote by phone with a proxy voting representative, call toll-free 1-877-536-1563 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
NOTE: THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN YOUR NAME TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Options below are available 24 hours a day / 7 days a week

PHONE:	To cast your vote via a touch-tone voting line, call toll-free 1-866-458-9863 and enter the control number found on the reverse side of this proxy card.	Shareholder sign here	Date

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Delaware Investments Dividend and Income Fund, Inc.

CONTROL NUMBER

If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote. This proxy card is valid only when signed and dated.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

 TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

	FOR	AGAINST	ABSTAIN
1. To amend the Fund’s tender offer provision to state that the Fund may conduct a tender offer, based on certain conditions, if its market price per share is trading at an average discount of 10% or more from its net asset value per share during a pre-designated period set by the Board of Directors:	☐	☐	☐

THANK YOU FOR VOTING